UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
June 14, 2006
Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement
ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: STOCK INCENTIVE PLAN FOR NEW HIRES
EX-99.1: PRESS RELEASE

ITEM 1.01. Entry Into a Material Definitive Agreement.
     On June 14, 2006, the Board of Directors of OSI Pharmaceuticals, Inc. (“OSI”) approved the OSI Stock Incentive Plan for New Hires (the “Plan”). A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.
ITEM 8.01. Other Events.
     On June 26, 2006, OSI announced the initiation of a Phase IV trial, referred to as the LEVEL trial, to explore the safety and efficacy of Macugen® (pegaptanib sodium injection) as a maintenance therapy for patients who have received prior neovascular age-related macular degeneration treatment and experienced improvement in macular disease. A copy of OSI’s press release, dated June 26, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	OSI Pharmaceuticals, Inc. Stock Incentive Plan for New Hires.

99.1	Press release, dated June 26, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2006	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	OSI Pharmaceuticals, Inc. Stock Incentive Plan for New Hires.

99.1	Press release, dated June 26, 2006.